Morgan Stanley Quality Municipal Securities
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            04/25/     -     $97.75 $2,050,0  3,000,   0.15%   0.86   Merrill
 State of     03             Variou    00,      000             %     Lynch &
California                     s       000                            Co, Bear
 Various                                                             Stearns &
 Purpose                                                             Co Inc, EJ
 General                                                             De La Rosa
Obligation                                                           & Co Inc,
  Bonds                                                               Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                       ed, AG
                                                                      Edwards,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                     Inc, CIBC
                                                                       World
                                                                      Markets
                                                                       Corp,
                                                                     Citigroup,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                      n, Great
                                                                      Pacific
                                                                     Securities
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      LLC, JP
                                                                      Morgan,
                                                                      Jackson
                                                                     Securities
                                                                      , Lehman
                                                                     Brothers,
                                                                        Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                     , Ramirez
                                                                     & Co Inc,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                     LLC, Stone
                                                                         &
                                                                     Youngberg
                                                                        LLC,
                                                                       Sutter
                                                                     Securities
                                                                     Incorporat
                                                                      ed, UBS
                                                                       Paine
                                                                       Webber
                                                                     Inc, Wells
                                                                       Fargo
                                                                     Institutio
                                                                        nal
                                                                     Securities
                                                                      LLC and
                                                                      Westhoff
                                                                       Cone &
                                                                     Holmstedt







  South
 Carolina                                                             Goldman
  Public                                                              Sachs &
 Service    05/23/     -     $105.7 $335,030  2,000,   0.60%   0.57   Co, Bear
Authority,    03               6      ,000      000             %    Stearns &
 Revenue                     Variou                                   Co Inc,
Obligation                     s                                     Citigroup
  s 2003                                                             and Morgan
Refunding                                                             Stanley
 Series A


                                                                     JP Morgan,
                                                                        Bear
                                                                     Stearns &
Dormitory                                                             Co Inc,
Authority                                                              Lehman
  of the    06/06/     -      $108  $357,710  3,000,   0.84%   0.86  Brothers,
 State of     03             Variou   ,000      000             %      Morgan
 New York                      s                                      Stanley,
  Court                                                              CIBC World
Facilities                                                            Markets,
  Lease                                                              Citigroup,
 Revenue                                                               First
  Bonds                                                                Albany
 (City of                                                            Corporatio
 New York                                                            n, Goldman
 Issue),                                                              Sachs &
  Series                                                               Co, JB
  2003A                                                              Hanauer &
                                                                        Co,
                                                                      Jackson
                                                                     Securities
                                                                      , David
                                                                      Lerner &
                                                                     Associates
                                                                     , Merrill
                                                                      Lynch &
                                                                     Co, Prager
                                                                      Sealy &
                                                                     Co, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC and
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc


                                                                        UBS
Metropolit                                                           Financial
    an                                                                Services
Transporta                                                           Inc, Bear
   tion                                                              Stearns &
Authority   07/30/  727,96   $103.2 $751,765  5,000,   0.67%   1.49   Co Inc,
Transporta    03       0       7      ,000      000             %      Lehman
   tion                                                              Brothers,
 Revenue                                                             Citigroup,
  Bonds,                                                               First
  Series                                                               Albany
  2003 B                                                             Corporatio
                                                                       n, JP
                                                                      Morgan,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                      ABN AMRO
                                                                     financial
                                                                      Services
                                                                        Inc,
                                                                       Advest
                                                                     Inc/Lebent
                                                                     hal & Co,
                                                                     CIBC World
                                                                      Markets,
                                                                      Commerce
                                                                      Capital
                                                                      Markets,
                                                                      Jackson
                                                                     Securities
                                                                     , Quick &
                                                                       Reilly
                                                                        Inc,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc, RBC
                                                                        Dain
                                                                      Rauscher
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                        ed,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n


                                                                      Goldman
  Puerto                                                              Sachs &
   Rico                                                                Co, JP
 Electric                                                             Morgan,
  Power     08/08/  5,325,   $97.13 $517,305  1,500,   0.29%   0.45   Merrill
Authority     03      903             ,000      000             %     Lynch &
  Power                                                               Co, Banc
 Revenue                                                             of America
  Bonds,                                                             Securities
Series NN                                                               LLC,
                                                                     Citigroup,
                                                                       Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                       Samuel
                                                                     Ramirez &
                                                                      Co, UBS
                                                                     Financial
                                                                      Services
                                                                      Inc and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n


  State                                                                 Bear
  Public                                                             Stearns &
  School                                                              Co Inc,
 Building                                                              Janney
Authority                                                            Montgomery
(Commonwea                                                           Scott LLC,
  lth of    08/13/  6,041,   $97.35 $588,140  3,000,   0.51%   0.90   Commerce
Pennsylvan    03      499             ,000      000             %     Capital
ia) School                                                            Markets
  Lease                                                                 Inc,
 Revenue                                                               Morgan
Bonds (The                                                            Stanley,
  School                                                              Raymond
 District                                                             James &
    of                                                               Associates
Philadelph                                                              Inc,
    ia                                                                Siebert
 Project)                                                            Brandford
Series of                                                            Shank & Co
   2003                                                                 LLC,
                                                                      Wachovia
                                                                      Bank NA,
                                                                        Iron
                                                                      Capital
                                                                      Markets
                                                                     Inc, Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Keegan &
                                                                      Company
                                                                        Inc,
                                                                      NatCity
                                                                     Investment
                                                                       s, PNC
                                                                      Capital
                                                                      Markets,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                      Inc and
                                                                       Valley
                                                                       Forge
                                                                       Asset
                                                                     Management
                                                                        Corp


                                                                      Goldman
 New York                                                             Sachs &
   City                                                              Co, First
Municipal                                                              Albany
  Water                                                              Corporatio
 Finance    09/10/  2,218,   $97.81 $217,000  6,000,   2.77%   1.77  n, Merrill
Authority,    03      587             ,000      000             %     Lynch &
Water and                                                             Co, UBS
  Sewer                                                              Financial
  System                                                              Services
 Revenue                                                             Inc, Bear
  Bonds                                                              Stearns &
  Fiscal                                                              Co Inc,
   2004                                                              Citigroup
 Series A                                                              Global
                                                                      Markets
                                                                        Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                     JP Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company,
                                                                     CIBC World
                                                                      Markets,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                       first
                                                                      American
                                                                     Municipals
                                                                     Inc, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                       ed and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n